UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2013

Marketo, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35909	56-2558241
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Mariners Island Blvd., Suite 200
San Mateo, California 94404

(Address of principal executive offices, Zip code)

(650) 376-2300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  Completion of Acquisition or Disposition of Assets

On December 19, 2013, Marketo, Inc., a Delaware corporation (the “Company”), filed a current report on Form 8-K (the “Current Report”) reporting that, on December 19, 2013, the Company completed its previously announced acquisition of Insightera Ltd., a company organized under the laws of the State of Israel (“Insightera”).

This amendment no. 1 to current report on Form 8-K amends the Current Report to provide the financial statements of Insightera and the unaudited pro forma financial information related to our acquisition of Insightera required by Items 9.01(a) and 9.01(b) of Form 8-K.

ITEM 9.01  Financial Statements and Exhibits

(a)         Financial Statement of Businesses Acquired

The Insightera audited financial statements for the year ended December 31, 2012 are attached as Exhibit 99.1 to this amendment no. 1 to current report on Form 8-K/A and incorporated by reference herein. The consent of Insightera’s independent auditors is attached as Exhibit 23.1 hereto.

The unaudited interim condensed consolidated financial statements of Insightera as of September 30, 2013 and for the nine month periods ended September 30, 2013 and 2012 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)         Pro Forma Financial Information

The following unaudited pro forma financial information related to the Insightera acquisition is attached as Exhibit 99.3 to this amendment no. 1 to current report on Form 8-K/A and incorporated by reference herein:

(i)                                     Unaudited Pro Forma Combined Balance Sheet as of September 30, 2013;

(ii)                                  Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2012 and nine months ended September 30, 2013; and

(iii)                               Related explanatory notes.

(d)         Exhibits

The following exhibits are furnished as part of this amendment no. 1 to current report on Form 8-K/A.

Exhibit No.	Exhibit Description
23.1	Consent of Kost, Forer Gabbay & Kasierer
99.1	Insightera audited financial statements for the year ended December 31, 2012
99.2	Unaudited interim consolidated financial statements of Insightera as of and for the nine months ended September 30, 2013 and 2012.
99.3	Unaudited pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2014

MARKETO, INC.

By:	/s/ Frederick A. Ball
Name:	Frederick A. Ball
Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Kost, Forer Gabbay & Kasierer
99.1	Insightera audited financial statements for the year ended December 31, 2012
99.2	Unaudited interim consolidated financial statements of Insightera as of and for the nine months ended September 30, 2013 and 2012.
99.3	Unaudited pro forma financial information